                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ John T. Schuessler
                                           -------------------------------------
                                           John T. Schuessler

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ Kerrii B. Anderson
                                           -------------------------------------
                                           Kerrii B. Anderson

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ Lawrence A. Laudick
                                           -------------------------------------
                                           Lawrence A. Laudick

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ Ann B. Crane
                                           -------------------------------------
                                           Ann B. Crane

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ Ernest S. Hayeck
                                           -------------------------------------
                                           Ernest S. Hayeck

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ Janet Hill
                                           -------------------------------------
                                           Janet Hill

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ Paul D. House
                                           -------------------------------------
                                           Paul D. House

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ Thomas F. Keller
                                           -------------------------------------
                                           Thomas F. Keller

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ William E. Kirwan
                                           -------------------------------------
                                           William E. Kirwan

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ True H. Knowles
                                           -------------------------------------
                                           True H. Knowles

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                           /s/ David P. Lauer
                                           -------------------------------------
                                           David P. Lauer

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                                    /s/ James F. Millar
                                                    -------------------------
                                                    James F. Millar

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's 1990 Stock Option Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2003.



                                                    /s/ James V. Pickett
                                                    --------------------------
                                                    James V. Pickett